UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/10/2012

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-49629

DE	33-0933072
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

17872 Cartwright Road, Irvine, CA 92614
(Address of principal executive offices, including zip code)

949-399-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On February 10, 2012, the Company's senior secured lender, WB QT, LLC ("WB QT"), made a payment demand of $700,000 on the promissory note referred to by the Company in its financial statements and related footnotes as the "Consent Fee Note." The Company, pursuant to the terms of the Consent Fee Note, as amended on February 10, 2012, elected to settle the payment demand in shares. The Company will deliver 735,000 shares (the "Payment Shares") of its common stock to WB QT in settlement of the $700,000 payment demand on or before Febuary 14, 2012.

On February 10, 2012, the Company and WB QT entered into an Agreement and Amendment ("Agreement and Amendment") to, among other things, amend the terms of the Consent Fee Note. The material amendments to the Consent Fee Note are as follows:

1. The Company can settle payment demands using shares of its common stock as long as the volume weighted average price ("VWAP") per share for the three trading days preceeding a payment demand is at least $0.95. Prior to the execution of the Agreement and Amendment, the VWAP had to be at least $2.00 per share in order for the Company to have the right to settle a payment demand in shares.

2. After taking into account the $700,000 payment demand described above, the aggregate amount of payment demands that WB QT can make prior to April 10, 2012 is limited to $600,000.

3. With respect to the $700,000 payment demand described above and for the next $600,000 of payment demands, a deemed VWAP price of $0.9524 per share was/will be used to determine the number of shares to be delivered in settlement of the payment demand if the Company's elects to settle the demand in shares.

The foregoing description of the Agreement and Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 hereto, which is incorporated herein by reference.

After settlement of the $700,000 payment demand, the remaining balance due on the Consent Fee Note is $1,690,000.

Item 3.02.    Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

The Payment Shares were issued in a transaction exempt from registration pursuant to an exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits

10.1 Agreement and Amendment dated February 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

Date: February 13, 2012	By:	/s/ W. Brian Olson
W. Brian Olson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Agreement and Amendment dated February 10, 2012